As filed with the Securities and Exchange Commission on August 6, 2008
                                                 Registration No. 333-31308
=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------

                        Post-Effective Amendment No. 3

                                      to

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                                  -----------
                            INTELLIGENT LIVING CORP.
             (Exact name of registrant as specified in its charter)

               Nevada                                    88-0409024
   (State or other jurisdiction             (IRS Employer Identification No.)
    of incorporation or organization)

                 Suite 221, 2323 Quebec Street, Vancouver, B.C.
                                 V5T4S7 Canada
                    (Address of principal executive offices)

                                  -----------
               The Elgrande.com 1998 and 1999 Stock Option Plans
                           (Full title of the plans)
                                  -----------

                              Michael F. Holloran
                     President and Chief Executive Officer
                            Intelligent Living Corp.
                 Suite 221, 2323 Quebec Street, Vancouver, B.C.
                                 V5T4S7 Canada
                     (Name and address of agent for service)

                                 (604) 876-7494
          (Telephone number, including area code of Agent for Service)

                                   Copies to:
                          Michael Paige PLLC, Counsel
                            Jackson & Campbell, P.C.
                     1120 20[th] Street, N.W., South Tower
                             Washington, D.C. 20036
                                 (202) 457-1600
=============================================================================




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

      This Post-Effective Amendment filed by Intelligent Living Corp. is for the purpose of indicating that all securities offered have been sold in the offering covered by the Registration Statement on Form S-8 [Registration No. 333-74024], which was filed with the Securities and Exchange Commission and became effective on February 29, 2000.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, on August 6, 2008.

                               INTELLIGENT LIVING CORP.
                              (Registrant)

                               By:    /s/ Michael F. Holloran
                               -------------------------------
                               Title:  President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated.


        Signature                     Titles                          Date
        ---------                     ------                          ----

/s/Michael F. Holloran        President and Chief Executive    August 6, 2008
                              Officer, Principal Financial
------------------------      Officer and Director
   Michael F. Holloran




   /s/Murat Erbatur           Secretary and Director          August 6, 2008
   ------------------------
      Murat Erbatur






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